Exhibit 10.2

EXCHANGE AGREEMENT

by and between

TC PipeLines, LP

and

TC PipeLines GP, Inc.

Dated as of July 1, 2009

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) dated as of July 1, 2009 (the “Closing Date”), is entered into by and between TC PipeLines, LP, a Delaware limited partnership (the “Partnership”), and TC PipeLines GP, Inc., a Delaware corporation (the “General Partner”).

RECITALS

A.    The General Partner is the general partner of the Partnership and holds (i) a 1% General Partner Interest in the Partnership, as defined in the Current Partnership Agreement (as defined below), and (ii) limited partnership interests in the Partnership defined in the Current Partnership Agreement as “Common Units”.

B.    The General Partner is also the holder of certain limited partnership interests in the Partnership defined in the Current Partnership Agreement as “Incentive Distribution Rights” (“IDRs”).  The IDRs as defined in the Current Partnership Agreement immediately prior to the effectiveness of the Revised Partnership Agreement (as defined below) are referred to herein as the “Old IDRs”.

C.    The General Partner has agreed to transfer and assign all of the Old IDRs held by it to the Partnership for cancellation in exchange for the issuance by the Partnership to the General Partner of (i) all of the new IDRs to be issued by the Partnership under the Revised Partnership Agreement, having the rights, preferences, privileges and restrictions set forth therein (the “New IDRs”) and (ii) 3,762,000 Common Units (the “Additional Units”), and the Partnership has agreed to issue the New IDRs and Additional Units to the General Partner as consideration for the transfer of the Old IDRs to the Partnership.

D.    The parties hereto have agreed to amend and restate the Amended and Restated Agreement of Limited Partnership of TC PipeLines, LP in effect as of the date hereof (the “Current Partnership Agreement”) so as effectively to eliminate the Old IDRs and replace them with the New IDRs and to make certain other changes to the Current Partnership Agreement (such amended and restated agreement being referred to as the “Revised Partnership Agreement”).

E.    The execution and adoption of the Revised Partnership Agreement, the transfer and assignment by the General Partner to the Partnership of the Old IDRs, and the issuance by the Partnership of the New IDRs and Additional Units, as described above, (collectively, the “Transactions”) are conditioned on each other.

F.    The Transactions are part of, and coincident with the completion of, another transaction that includes the sale by Gas Transmission Northwest Corporation, a California corporation and an affiliate of the General Partner, to TC Pipelines Intermediate Limited Partnership, a Delaware limited partnership and an affiliate of the Partnership, of a 100% membership interest in North Baja Pipeline, LLC, a Delaware limited liability company.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties undertake and agree as follows:

ARTICLE I
DEFINITIONS

“Additional Units” has the meaning given such term in the Recitals.

“Agreement” has the meaning given such term in the Preamble.

“Closing Date” has the meaning given such term in the Preamble.

“Current Partnership Agreement” has the meaning given such term in the Recitals.

“General Partner”  has the meaning given such term in the Preamble.

“IDRs” has the meaning given such term in the Recitals.

“New IDRs” has the meaning given such term in the Recitals.

“Old IDRs” has the meaning given such term in the Recitals.

“Partnership” has the meaning given such term in the Preamble.

“Revised Partnership Agreement” has the meaning given such term in the Recitals.  The Revised Partnership Agreement shall be in the form attached hereto as Exhibit 1.

“Securities Act” has the meaning given such term in Section 3.2(c).

“Transactions” has the meaning given such term in the Recitals.

“Units” means limited partnership interests in the Partnership defined in the Current Partnership Agreement and the Revised Partnership Agreement as “Common Units.”

ARTICLE II
THE TRANSACTIONS

2.1    Transfer and Assignment of Old IDRs.  On the Closing Date and immediately upon the execution of the Revised Partnership Agreement, the General Partner shall, by its execution of the Revised Partnership Agreement, transfer and assign to the Partnership all of its right, title and interest in the Old IDRs held by it on the Closing Date, and the Old IDRs shall thereupon be cancelled and shall cease to exist.

2.2    Consideration.  As consideration for the transfer and assignment of the Old IDRs to the Partnership, the Partnership shall issue to the General Partner, on the Closing Date, the New IDRs and Additional Units.  Such issuance shall be deemed to have occurred immediately upon execution of the Revised Partnership Agreement.

2.3    Partnership Agreement.  On the Closing Date, the General Partner shall, in order to evidence the exchange of the Old IDRs for the New IDRs, execute and adopt the Revised Partnership Agreement on its own behalf in its capacity as general partner of the Partnership and by power of attorney on behalf of the limited partners of the Partnership.

2.4.    Certificates for Additional Units. On the Closing Date, the Partnership shall issue to the General Partner a certificate or certificates representing the Additional Units.  The certificate(s) evidencing the Additional Units shall bear a legend substantially in the form set forth below and containing such other information as the Partnership may deem necessary or appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS LIMITED PARTNERSHIP, IS AVAILABLE.

No fractional Units or scrip shall be issued as a result of the transactions contemplated by this Agreement.

2.5.    Listing of Units. The Partnership shall apply to have the Additional Units listed on the Nasdaq Global Select Market prior to or on the Closing Date.

2.6.    Further Assurances. The Partnership and the General Partner agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1.    Partnership.  The Partnership represents and warrants to the General Partner as follows:

(a)    the Partnership is a limited partnership duly formed and in good standing under the laws of the State of Delaware and has the partnership power and authority to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;

(b)    the Partnership has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the performance of its obligations hereunder.  This Agreement constitutes a legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(c)    neither the execution and delivery hereof nor the performance of the Partnership’s obligations hereunder will violate or contravene any applicable law, the Current Partnership Agreement or any of the Partnership’s material agreements;

(d)    on the Closing Date, the Additional Units, the New IDRs and the limited partner interests represented thereby will have been duly and validly authorized and, when issued and delivered in accordance with the terms and provisions of this Agreement, will be duly and validly issued and fully paid (to the extent required under the Revised Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in the Partnership’s filings with the Securities and Exchange Commission); and

(e)    on the Closing Date and prior to the issuance of the New IDRs and issuance and sale of the Additional Units, the issued and outstanding limited partner interests of the Partnership consist of the Old IDRs and 34,856,086 Common Units.  Except for the Share Unit Plan for Non-Employee Directors (2007) filed as Exhibit 10.25 to the Partnership’s Form 10-K for the fiscal year ended December 31, 2008, the Partnership has no equity compensation plans that contemplate the issuance of Common Units (or securities convertible into or exchangeable for Common Units).  The Partnership has no outstanding indebtedness having the right to vote (or convertible into or exchangeable for the right to vote) on any matters on which the Unitholders of the Partnership (as defined in the Revised Partnership Agreement) may vote.  Except as contemplated by this Agreement or as are contained in the Revised Partnership Agreement, there are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, agreements, claims or commitments of any character obligating the Partnership or any of its subsidiaries to issue, transfer or sell any equity interests in the Partnership or any of its subsidiaries or securities convertible into or exchangeable for such equity interests, (ii) obligations of the Partnership or any of its subsidiaries to repurchase, redeem or otherwise acquire any equity interests in the Partnership or any of its subsidiaries or any such securities or agreements listed in clause (i) of this sentence, or (iii) voting trusts or similar agreements to which the Partnership or any of its subsidiaries is a party with respect to the voting of the equity interests of the Partnership or its subsidiaries.

3.2.    General Partner. The General Partner represents and warrants to the Partnership as follows:

(a)    the General Partner is a company duly formed and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;

(b)    this Agreement constitutes a legal, valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(c)    the General Partner is an “Accredited Investor” as defined in Rule 501(a) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Additional Units for its own account, and not with a view to any distribution, resale, subdivision, or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and the General Partner has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution, resale, subdivision, or fractionalization of the Additional Units; and

(d)    the General Partner is the beneficial and record holder of the Old IDRs and the Old IDRs are owned by the General Partner free and clear of all liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by the General Partner of such Old IDRs, except as set forth in the Current Partnership Agreement.

ARTICLE IV
CONDITIONS

4.1.    Conditions to Obligations of Each Party.  Notwithstanding any other provision of this Agreement, the respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions:

(a)    no order shall have been entered and remained in effect in any action or proceeding before any federal, foreign, state or provincial court or governmental agency or other federal, foreign, state or provincial regulatory or administrative agency or commission that would prevent or make illegal the consummation of the transactions contemplated herein; and

(b)    the representations and warranties of the other party shall remain true and correct on the Closing Date.

4.2.    Conditions to Obligations of the Partnership. Notwithstanding any other provision of this Agreement, the obligations of the Partnership to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the condition that the agreements and covenants of the General Partner to be complied with or performed pursuant to the terms hereof shall have been duly complied with or performed.

4.3.    Conditions to Obligations of the General Partner. Notwithstanding any other provision of this Agreement, the obligations of the General Partner to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the condition that the agreements and covenants of the Partnership to be complied with or performed pursuant to the terms hereof shall have been duly complied with or performed.

ARTICLE V
MISCELLANEOUS

5.1.    Governing Law.  The laws of the State of Delaware shall govern the construction, interpretation and effect of this Agreement without giving effect to any conflicts of law principles.

5.2.    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same original document.

5.3.    Amendments.  All waivers, modifications, amendments or alterations of this Agreement shall require the written approval of each of the parties to this Agreement.

5.4.    Termination.  This Agreement and all rights and obligations hereunder may be terminated by any party hereto if a final unappealable order to restrain, enjoin or otherwise prevent, or awarding substantial damages in connection with, consummation of this Agreement or the transactions contemplated in connection herewith shall have been entered.

5.5.    Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and the respective successors and assigns.  This Agreement shall not be assignable until after the Closing Date by the parties hereto, except with the prior written consent of the other party.

5.6.    Benefits of Agreement Restricted to Parties.  This Agreement is made solely for the benefit of the parties to this Agreement, and no other person (including employees) shall have any right, claim or cause of action under or by virtue of this Agreement.

5.7.    Severability. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall, so long as the economic and legal substance of the transactions contemplated hereby is not affected in any materially adverse manner as to any of the parties to this Agreement, be deemed severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

5.8.    Titles.  The article, section and paragraph titles in this Agreement are only for purposes of convenience and do not form a part of this Agreement and will not be taken to qualify, explain, or affect any provision thereof.

5.9.    Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if delivered in person, by cable, telegram, telex, or telecopy and shall be deemed to have been duly given three business days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to the Partnership, at

TC PipeLines, LP
450 – 1st Street S.W.
Calgary, Alberta, Canada T2P 5H1
Attn:  Mark Zimmerman
Facsimile: (403) 920-2363

if to the General Partner, at

TC PipeLines GP, Inc.
450 – 1st Street S.W.
Calgary, Alberta, Canada T2P 5H1
Attn:  Secretary
Facsimile: (403) 920-2460

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed on behalf of each of the parties hereto effective as of the day and year first above written.

TC PIPELINES, LP

By:   TC PipeLines GP, Inc.
    its general partner

                                 By:  /s/ Mark Zimmerman
Name: Mark Zimmerman
Title:   President

By:  /s/ Donald J. DeGrandis
Name: Donald J. DeGrandis
Title:   Secretary

TC PIPELINES GP, INC.

By: /s/ Mark Zimmerman
Name: Mark Zimmerman
Title:   President

                                By: /s/ Donald J. DeGrandis
Name: Donald J. DeGrandis
Title:   Secretary

Exhibit - 1